Exhibit 21.1
COLONY FINANCIAL, INC.
LIST OF SUBSIDIARIES

Subsidiary Name	State or Jurisdiction of Formation
Athina S.à r.l.	Luxembourg
CAH Operating Partnership, L.P.	Delaware
CDCF III Ver Logistic, LLC	Delaware
CFI 2011 CRE Holdco, LLC	Delaware
CFI 2011-2 CRE Holdco, LLC	Delaware
CFI 2012 CRE ADC Holdco, LLC	Delaware
CFI 2013 CRE ADC Holdco, LLC	Delaware
CFI BMO II TRS Investor, LLC	Delaware
CFI Bow TRS Investor, LLC	Delaware
CFI Bulls TRS Investor, LLC	Delaware
CFI CSFR Investor, LLC	Delaware
CFI DB Holding, LLC	Delaware
CFI FCDC Holdco, LLC	Delaware
CFI Frenchgate Holding, LLC	Delaware
CFI Hawaii Investor, LLC	Delaware
CFI Hearthstone Investor, LLC	Delaware
CFI Hunt TRS Investor, LLC	Delaware
CFI Inland Investor, LLC	Delaware
CFI JIH TRS, LLC	Delaware
CFI Lake (Switzerland) GmbH	Switzerland
CFI Milestone North Holdco, LLC	Delaware
CFI Mountain (Switzerland) GmbH	Switzerland
CFI NNN Holdings, LLC	Delaware
CFI NNN International Holdings, LLC	Delaware
CFI NNN Littleton, LLC	Delaware
CFI NNN Raiders, LLC	Delaware
CFI NNN RS Ventura, LLC	Delaware
CFI Orlando Funding, LLC	Delaware
CFI Panning Cortland, LLC	Delaware
CFI Penn Funding, LLC	Delaware
CFI RE Holdco, LLC	Delaware
CFI Roches Gilon S.à r.l.	Luxembourg
CFI Safe Holdings A, LLC	Delaware
CFI Safe Holdings B, LLC	Delaware
CFI Safe Holdings C, LLC	Delaware
CFI Shadow Investor, LLC	Delaware
CFI TRS, LLC	Delaware
Col Hunt A (Lux) S.à r.l.	Luxembourg
Col Hunt B (Lux) S.à r.l.	Luxembourg
Col Hunt Holdco A Limited	Cayman
Col Hunt Holdco B Limited	Cayman
Col REO Victoria B S.à r.l.	Luxembourg
Col REO Victoria Office A S.à r.l.	Luxembourg
ColAlpha, S.à r.l.	Luxembourg
ColFin 101 East Erie Funding, LLC	Delaware
ColFin 101 East Erie Investor, LLC	Delaware

Subsidiary Name	State or Jurisdiction of Formation
ColFin 2011 ADC Funding, LLC	Delaware
ColFin 2011 ADC Holding, LLC	Delaware
ColFin 2011 CRE Funding, LLC	Delaware
ColFin 2011 CRE Holdco, LLC	Delaware
ColFin 2011-2 CRE Funding, LLC	Delaware
ColFin 2011-2 CRE Holdco, LLC	Delaware
ColFin 2012 CRE ADC Funding, LLC	Delaware
ColFin 2012 CRE ADC Holdco, LLC	Delaware
ColFin 2013 CRE ADC Funding, LLC	Delaware
ColFin 2013 CRE ADC Holdco, LLC	Delaware
ColFin 560 Seventh Funding, LLC	Delaware
ColFin 666 Funding, LLC	Delaware
ColFin AD Land Venture, LLC	Delaware
ColFin ADLV Funding, LLC	Delaware
ColFin Alpha Funding, LLC	Delaware
ColFin ALS Funding, LLC	Delaware
ColFin Armonia S.à r.l.	Luxembourg
ColFin ARP Funding, LLC	Delaware
ColFin ARP Linda Isle Investor, LLC	Delaware
ColFin Athina Funding, LLC	Delaware
ColFin Axle Funding, LLC	Delaware
ColFin BAM Funding, LLC	Delaware
ColFin BAMO II Funding A, LLC	Delaware
ColFin BAMO II Funding B, LLC	Delaware
ColFin Bow Funding A, LLC	Delaware
ColFin Bow Funding B, LLC	Delaware
ColFin Bulls A Finance Sub, LLC	Delaware
ColFin Bulls B Finance Sub, LLC	Delaware
ColFin Bulls Funding A, LLC	Delaware
ColFin Bulls Funding B, LLC	Delaware
ColFin Cabo Palm Funding, LLC	Delaware
ColFin Cal Funding II, LLC	Delaware
ColFin Cal Funding, LLC	Delaware
ColFin CAOP Palm Funding, LLC	Delaware
ColFin Cobalt General Partner, LLC	Delaware
ColFin Cobalt GP, LLC	Delaware
ColFin Cobalt Partnership, L.P.	Delaware
ColFin CorAm Penn Retail Funding, LLC	Delaware
ColFin CorAmerica Mizner Funding, LLC	Delaware
ColFin Cortland Zero, LLC	Delaware
ColFin Court Square Funding, LLC	Delaware
ColFin Court Square GP, LLC	Delaware
ColFin CPI Funding S.à r.l.	Luxembourg
ColFin CPI Funding, LLC	Delaware
ColFin DB Funding, LLC	Delaware
ColFin DB Guarantor, LLC	Delaware
ColFin DOD Funding, LLC	Delaware
ColFin Fair Austin Funding, LLC	Delaware
ColFin Fair Austin Investor, LLC	Delaware
ColFin Falcon Funding, LLC	Delaware
ColFin FCDC Funding, LLC	Delaware

Subsidiary Name	State or Jurisdiction of Formation
ColFin Frenchgate Funding, LLC	Delaware
ColFin Frenchgate Holding, LLC	Delaware
ColFin Gaslamp Funding, LLC	Delaware
ColFin Grand Cul Funding, LLC	Delaware
ColFin Grand Cul-de-Sac Funding, S.à r.l.	Delaware
ColFin Grand Triangle Holding, LLC	Delaware
ColFin Hawaii Investor, LLC	Delaware
ColFin Hawaii Mezz Funding, LLC	Delaware
ColFin Hearthstone Funding, LLC	Delaware
ColFin Hearthstone Investor, LLC	Delaware
ColFin Highland UK13 Funding, LLC	Delaware
ColFin Hunt Holdco A, LLC	Delaware
ColFin Hunt Holdco B, LLC	Delaware
ColFin Industrial Holdings, LLC	Delaware
ColFin Inland Funding, LLC	Delaware
ColFin Inland Investor, LLC	Delaware
ColFin IOD Holding, LLC	Delaware
ColFin J-11 Funding, LLC	Delaware
ColFin JIH Funding, LLC	Delaware
ColFin JIH Holdco, LLC	Delaware
ColFin JIH Mezzco A, LLC	Delaware
ColFin JIH Opco, LLC	Delaware
ColFin Lake Ranch Funding, LLC	Delaware
ColFin Lake Ranch Investor, LLC	Delaware
ColFin London Funding, LLC	Delaware
ColFin Mack Funding, LLC	Delaware
ColFin Marin Funding, LLC	Delaware
ColFin Metro Funding, LLC	Delaware
ColFin MF5 Funding, LLC	Delaware
ColFin Midwest Funding, LLC	Delaware
ColFin Midwest NNN Holdco, LLC	Delaware
ColFin Midwest NNN Investor, LLC	Delaware
ColFin Milestone North Funding, LLC	Delaware
ColFin Milestone West Funding, LLC	Delaware
ColFin Mission Funding, LLC	Delaware
ColFin Mizner Funding, LLC	Delaware
ColFin Multifamily Funding, LLC	Delaware
ColFin MultiFamily Holdco 2014-1, LLC	Delaware
ColFin Multifamily Mortgage 2014-1, LLC	Delaware
ColFin NW Funding, LLC	Delaware
ColFin Orlando Funding, LLC	Delaware
ColFin Palm Funding, LLC	Delaware
ColFin PGRESS JV, L.P.	Delaware
ColFin PHX Tower Funding, LLC	Delaware
ColFin RHCC Funding, LLC	Delaware
ColFin RHCC Holding, LLC	Delaware
ColFin Safe Holdings, LLC	Delaware
ColFin Santana Mezz Funding, LLC	Delaware
ColFin Shadow Funding, LLC	Delaware
ColFin Shadow Investor, LLC	Delaware
ColFin Silverbird Funding A, LLC	Delaware

Subsidiary Name	State or Jurisdiction of Formation
ColFin Silverbird Funding B, LLC	Delaware
ColFin Silverbird Funding C, LLC	Delaware
ColFin Snow Funding, LLC	Delaware
ColFin STC Funding, LLC	Delaware
ColFin SXC Funding, LLC	Delaware
ColFin SXC Lender, LLC	Delaware
ColFin Texas Portfolio Funding, LLC	Delaware
ColFin THL Mezz 1, LLC	Delaware
ColFin THL Mezz 2, LLC	Delaware
ColFin THL Mezz Holdco, LLC	Delaware
ColFin WAC Funding, LLC	Delaware
ColFord (Lux) S.à r.l.	Luxembourg
ColFrenchgate Holding, S.à r.l.	Luxembourg
ColHighland (Lux) S.à r.l.	Luxembourg
Colony Capital Operating Company, LLC (f.k.a. CFI RE Masterco, LLC)	Delaware
Colony Financial AMC, LLC	Delaware
Colony Financial Holdco, LLC	Delaware
Colony Financial QRS, LLC	Delaware
Colony Funds Sants S.à r.l.	Luxembourg
Colony Mortgage Capital, LLC	Delaware
Colony Mortgage Sub A REIT, Inc.	Delaware
Colony Mortgage Sub A, LLC	Delaware
Colony Mortgage Sub B, LLC	Delaware
ColSilverbird A, S.à r.l.	Luxembourg
ColSilverbird B, S.à r.l.	Luxembourg
ColSilverbird C, S.à r.l.	Luxembourg
ColSnow S.à r.l.	Luxembourg
ColVer Logistic (Lux) S.à r.l.	Luxembourg
Colver Logistic, S.L.	Spain
Matrix CDCF-CFI Advisors VI, LLC	Delaware